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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-48528 and 333-30392) of Calico Commerce, Inc. of our report dated July 10, 2001 relating to the consolidated financial statements which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Francisco, California
July 13, 2001